                                                                EXHIBIT 10.27


                      NON-QUALIFIED STOCK OPTION AGREEMENT
       UNDER THE COMPDENT CORPORATION 1994 STOCK OPTION AND GRANT PLAN


NAME OF OPTIONEE:

NO. OF OPTION SHARES:

GRANT DATE:

OPTION EXERCISE PRICE:

EXPIRATION DATE:


         Pursuant to the CompDent Corporation 1994 Stock Option and Grant
Plan (the "Plan"), CompDent Corporation, a Delaware corporation (the "Company"), hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its Subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above (subject to the further provisions hereof, the "Expiration Date") all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth herein and in the Plan. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

         1.       VESTING AND EXERCISABILITY.

                  This Stock Option shall be fully vested as of the date hereof and may be exercised in whole or in part at any time prior to the Expiration Date, subject to the terms of this Section and Section 6. In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its Subsidiaries terminates as a result of the Optionee's resignation, retirement, or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, this Stock Option may thereafter be exercised by the Optionee until the earlier of (i) twelve months from the effective date of such termination or (ii) the Expiration Date, subject to extension in the discretion of the Committee, whereupon it shall terminate to the extent not exercised. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

         2.       EXERCISE OF STOCK OPTION.

                  (a) The Optionee may exercise only this Stock Option in the following manner: Prior to the Expiration Date (subject to Sections 1 and 6), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares. Such notice shall specify the number of shares to be purchased.

         Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Committee; (b) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months;
(c) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase

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price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (d) a combination of (a), (b) and (c) above. Payment instruments will be received subject to collection.

                  (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

                  (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof or such earlier expiration date as is specified in Section 1 or 6 hereof.

         3. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

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



         4. TRANSFERABILITY. This Stock Option or any portion thereof may be transferred, without consideration for such transfer, to members of the Optionee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Agreement including without limitation termination of the Stock Option on the date which is twelve months following termination of the Optionee's Service Relationship as provided in Section 1. Further this Stock Option shall be transferable by the laws of descent and distribution. This Agreement is personal to the Optionee and is not otherwise transferable by the Optionee in any manner other than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the Optionee's personal representative, heirs or legatees to whom ownership has passed may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

         5. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to Section 6 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock

                                        4

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dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. Subject to Section 6 hereof, in the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 5 shall be determined by the Option Committee of the Company and such determination shall be final, binding and conclusive.

         6. EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of all of the stock of the Company to an unrelated person or entity, this Stock Option shall terminate on the effective date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least thirty (30) days prior to the closing or anticipated consummation date, or the record date for such transaction, if earlier. Until the earlier to occur of such

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effective date or record date, the Optionee may exercise all or any portion of this Stock Option, but after such effective date or record date, as the case may be, the Optionee may not exercise this Stock Option unless it is assumed or substituted by the successor as provided above.

         7.       WITHHOLDING TAXES.

                  (a) The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this
Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

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



                  8.       MISCELLANEOUS PROVISIONS.

                  (a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                  (b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

                  (e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

                  (f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath


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their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

                  (g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                  (h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.





                                       COMPDENT CORPORATION


                                       By:
                                             ----------------------------
                                       Title:
                                             ----------------------------



                                        8

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         The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated as of _____________                            OPTIONEE:



                                                     --------------------------


                                                     Optionee's Address:


                                                     --------------------------

                                                     --------------------------

                                                     Designated Beneficiary:


                                                     --------------------------



                                                     Beneficiary's Address:


                                                     --------------------------

                                                     --------------------------


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


                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE



CompDent Corporation
Attention:  Chief Financial Officer

--------------------------

--------------------------

Dear Sirs:

              Pursuant to the terms of my stock option agreement dated ____________ (the "Agreement") under the CompDent Corporation 1994 Stock Option and Grant Plan, I, [INSERT NAME] ___________________, hereby [CIRCLE ONE] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [FILL IN NUMBER OF OPTION SHARES] __________ option shares. I have chosen the following form(s) of payment:

         [ ]      1.  Cash
         [ ]      2.  [CERTIFIED OR BANK] Check payable to CompDent Corporation
         [ ]      3.  Other (as described in the Agreement (please describe) ______________.


                                                     Sincerely yours,





                                                     --------------------------
                                                     Please Print Name:




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
                      NON-QUALIFIED STOCK OPTION AGREEMENT
              UNDER THE COMPDENT CORPORATION 1996 STOCK OPTION PLAN


NAME OF OPTIONEE:

NO. OF OPTION SHARES:

GRANT DATE:

OPTION EXERCISE PRICE:

EXPIRATION DATE:


         Pursuant to the CompDent Corporation 1996 Stock Option Plan (the "Plan"), CompDent Corporation, a Delaware corporation (the "Company"), hereby grants to the person named above (together with his or her successors or assigns as contemplated hereby, the "Optionee"), an option (the "Stock Option") to purchase on or prior to the expiration date specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth herein and in the Plan. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

         1.       VESTING AND EXERCISABILITY.

         (a) No portion of this Stock Option may be exercised until such portion shall have vested.

         (b) Except as set forth below and in Section 6, and subject to the determination of the Compensation Committee of the Board of Directors of the Company or the Board of Directors of the Company, as applicable (the "Committee"), in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

 Incremental (Aggregate) Number
  of Option Shares Exercisable*                          Vesting Date






         Further, and notwithstanding anything herein to the contrary and without limitation of Section 6, this Stock Option shall be deemed vested and exercisable in full upon the date on which the Optionee's employment with the Company and its Subsidiaries terminates if such termination occurs in the year following a Change of Control (as hereinafter defined) of the Company or any entity controlling the Company (a "Parent") and either (i) such termination occurs pursuant to or under the circumstances contemplated by Section 6(e) or
Section 6(f) of the Employment Agreement dated_____________, between the Company and the Optionee (the "Employment Agreement") (i.e., without cause termination by the Company or termination by the Optionee following a material and uncured default by the Company) or (ii) without limitation of clause (i), such termination is preceded during such year by any material elimination or adverse modification in the duties, title, principal employment location or compensation of the Optionee without his or her written consent, subject, however to the following sentence. Notwithstanding the foregoing, in the event that the Company receives written advice from its independent public accountants in connection with any transaction constituting a Change of Control (as hereinafter defined) to the effect that vesting of this Stock

------------------
     *   Subject to Section 5

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Option under the circumstances contemplated by the preceding sentence would preclude or otherwise adversely affect the ability of the Company or any other party to such transaction to account for the same as a "pooling of interests" within the meaning of APB No. 16 (or any successor provision), which transaction would otherwise qualify for such accounting treatment, then vesting of this Stock Option shall not accelerate on a subsequent termination of employment within the year following a Change of Control as contemplated by the preceding sentence, and in such circumstance this Stock Option shall continue to vest in accordance with the annual schedule set forth above.

         For purposes hereof, a "Change of Control" shall mean any of the following events occurring after the date hereof: (i) the direct or indirect beneficial ownership (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 13D-G thereunder) of a majority of the outstanding Common Stock of the Company or Parent is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the Exchange Act) (a "Group"), (ii) the sale, mortgage, lease or other transfer to any person or Group in one or more transactions not in the ordinary course of business of all or substantially all of the assets on a consolidated basis of Parent, the Company and the Company's Subsidiaries (taken as a whole), (iii) a change of stock ownership of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act and any successor Item of a similar nature; or (iv) the acquisition of beneficial ownership, directly or indirectly, by any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) of securities of the Company or Parent representing 25% or more of the combined voting power of the

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



Company or Parent's then outstanding securities; or (E) a change during any period of two consecutive years of a majority of the members of the Board of Directors of the Company or Parent for any reason.

         (c) In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its Subsidiaries terminates for any reason or under any circumstances other than those described in Section 1(b) above, including the Optionee's resignation, retirement or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, this Stock Option shall no longer vest or become exercisable with respect to any Option Shares not vested as of the date of such termination from and after the date of such termination, and this Stock Option may thereafter be exercised, to the extent it was vested and exercisable on such date of such termination, until the Expiration Date contemplated by Section 1(d), except as the Committee may otherwise determine. Upon a termination of employment following a Change of Control under the circumstances contemplated by Section 1(b), vesting shall occur or continue, as applicable, as contemplated by such Section. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

         (d) Once any portion of this Stock Option becomes vested and exercisable, it shall continue to be exercisable by the Optionee or his or her transferees or successors as contemplated herein at any time or times prior to the earlier of (i) the date which is 12 months following the date on which the Optionee's Service Relationship with the Company terminates for any reason or (ii) October 29, 2006, subject to the provisions hereof, including, without limitation, Section 6 hereof which provides for the termination of unexercised options upon completion of certain transactions as described therein (the "Expiration Date").

         2.       EXERCISE OF STOCK OPTION.

                  (a) The Optionee may exercise only vested portions of this Stock Option and only in the following manner: Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option has vested at the time of such notice. Such notice shall specify the number of shares to be purchased.

         Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Committee; (b) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months;
(c) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (d) a combination of (a), (b) and (c) above. Payment instruments will be received subject to collection.

                  (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

                  (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable by the Optionee or his or her transferees and successors after the Expiration Date hereof or such earlier expiration date as is specified in Section 1 hereof.

         3. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

         4. TRANSFERABILITY. Any portion of this Stock Option which is vested may be transferred, without consideration for such transfer, to members of the Optionee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Agreement including without limitation termination of the Stock Option on the date which is twelve months following termination of the Optionee's Service Relationship as provided in Section 1(d). Further, this Stock Option shall be transferable by the laws of descent and distribution. This Agreement is personal to the Optionee and is not otherwise transferable by the Optionee in any manner and may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the Optionee's personal representative, heirs or legatees to whom ownership has passed may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

         5. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to Section 6 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. Subject to Section 6 hereof, in the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 5 shall be determined by the Committee of the Company and such determination shall be final, binding and conclusive.

        6. EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which a majority of the outstanding voting power of the Company is acquired by another person or entity (other than a holding company formed by the Company),
(c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of all of the stock of the Company to an unrelated person or entity, other than a merger transaction to be accounted for as a "pooling of interests" under APB No. 16 in which the surviving entity assumes this Stock Option (a "Pooling Transaction"), this Stock Option shall be deemed fully vested and exercisable as of the closing or consummation of such transaction, provided that such acceleration and any notice of exercise of options that become vested as of such closing or consummation shall in all cases be subject to and contingent upon such closing or consummation. From and after the closing or consummation of any such transaction, other than a Pooling Transaction, this Stock Option shall terminate and no longer be exercisable as to any Option Shares unexercised on or prior to the closing or consummation date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, if any, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of a Pooling Transaction, this Stock Option shall remain in effect in accordance with its terms as provided herein and shall become an obligation of the surviving entity, with appropriate adjustments to the number and kind of shares an the per share exercise price as contemplated by Section 5. In the event of any transaction subject to this
Section 6, the Company shall give to the Optionee written notice thereof at least thirty (30) days prior to the closing or anticipated consummation date, or the record date for such transaction, if earlier.

         7.       WITHHOLDING TAXES.

                  The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common

Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

         8.       MISCELLANEOUS PROVISIONS.

                  (a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                  (b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

                  (e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

                  (f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

                  (g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                  (h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                                       COMPDENT CORPORATION


                                       By:
                                             --------------------------------
                                       Title:
                                             --------------------------------

         The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated as of ______________                           OPTIONEE:

                                                     -------------------------




                                                     Optionee's Address:


                                                     --------------------------

                                                     --------------------------


                                                     Designated Beneficiary:


                                                     --------------------------



                                                     Beneficiary's Address:

                                                     --------------------------

                                                     --------------------------

                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE



CompDent Corporation
Attention:  Chief Financial Officer

---------------------

---------------------

Dear Sirs:

              Pursuant to the terms of my stock option agreement dated ____________ (the "Agreement") under the CompDent Corporation 1996 Stock Option Plan, I, [INSERT NAME] ___________________, hereby [CIRCLE ONE] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [FILL IN NUMBER OF OPTION SHARES] __________ option shares. I have chosen the following form(s) of payment:

         [ ]      1.  Cash
         [ ]      2.  [CERTIFIED OR BANK] Check payable to CompDent Corporation
         [ ]      3.  Other (as described in the Agreement (please describe) ______________.


                                                     Sincerely yours,


                                                     ---------------------------

                                                     Please Print Name:

                      NON-QUALIFIED STOCK OPTION AGREEMENT
            UNDER THE COMPDENT CORPORATION 1996 STOCK OPTION PLAN


NAME OF OPTIONEE:

NO. OF OPTION SHARES:

GRANT DATE:

OPTION EXERCISE PRICE:

EXPIRATION DATE:


         Pursuant to the CompDent Corporation 1996 Stock Option Plan (the "Plan"), CompDent Corporation, a Delaware corporation (the "Company"), hereby grants to the person named above (the "Optionee"), who is an officer or full-time employee of the Company or any of its Subsidiaries, an option (the "Stock Option") to purchase on or prior to the expiration date specified above (subject to the further provisions hereof, the "Expiration Date") all or any part of the number of shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company indicated above (the "Option Shares"), at the per share option exercise price specified above, subject to the terms and conditions set forth herein and in the Plan. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

         1.       VESTING AND EXERCISABILITY.

                  This Stock Option shall be fully vested as of the date hereof and may be exercised in whole or in part at any time prior to the Expiration Date, subject to the terms of this Section and Section 6. In the event that the Optionee's Service Relationship (as hereinafter defined) with the Company and its Subsidiaries terminates as a result of the Optionee's resignation, retirement, or termination by the Company, upon the Optionee's death or disability, or for any other reason, regardless of the circumstances thereof, this Stock Option may thereafter be exercised by the Optionee until the earlier of (i) twelve months from the effective date of such termination or (ii) the Expiration Date, subject to extension in the discretion of the Committee, whereupon it shall terminate to the extent not exercised. For purposes hereof, a "Service Relationship" shall mean any relationship as an employee, part-time employee or consultant of the Company or any Subsidiary of the Company such that, for example, a Service Relationship shall be deemed to continue without interruption in the event the Optionee's status changes from full-time employee to part-time employee or consultant.

         2.       EXERCISE OF STOCK OPTION.

                  (a) The Optionee may exercise only this Stock Option in the following manner: Prior to the Expiration Date (subject to Sections 1 and 6), the Optionee may deliver a Stock Option Exercise Notice (an "Exercise Notice") in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares. Such notice shall specify the number of shares to be purchased.

         Payment of the purchase price for the Option Shares may be made by one or more (if applicable) of the following methods: (a) in cash, by certified or bank check or other instrument acceptable to the Committee; (b) in the form of shares of Common Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months;
(c) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (d) a combination of (a), (b) and (c) above. Payment instruments will be received subject to collection.

                  (b) Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Option Shares to the Optionee, and the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Option Shares, subject to the terms of this Agreement.

                  (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof or such earlier expiration date as is specified in Section 1 or 6 hereof.

         3. INCORPORATION OF PLAN. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

         4. TRANSFERABILITY. This Stock Option or any portion thereof may be transferred, without consideration for such transfer, to members of the Optionee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Agreement including without limitation termination of the Stock Option on the date which is twelve months following termination of the Optionee's Service Relationship as provided in Section 1. Further this Stock Option shall be transferable by the laws of descent and distribution. This Agreement is personal to the Optionee and is not otherwise transferable by the Optionee in any manner other than by will or by the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee's Stock Option in the event of the Optionee's death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the Optionee's personal representative, heirs or legatees to whom ownership has passed may exercise this Stock Option to the extent provided herein in the event of the Optionee's death.

         5. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. Subject to Section 6 hereof, if the shares of Common Stock as a whole are increased, decreased, changed or converted into or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares and in the per share exercise price of shares subject to any unexercised portion of this Stock Option. Subject to Section 6 hereof, in the event of any such adjustment in this Stock Option, the Optionee thereafter shall have the right to purchase the number of shares under this Stock Option at the per share price, as so adjusted, which the Optionee could purchase at the total purchase price applicable to this Stock Option immediately prior to such adjustment. Adjustments under this Section 5 shall be determined by the Option Committee of the Company and such determination shall be final, binding and conclusive.

         6. EFFECT OF CERTAIN TRANSACTIONS. In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (c) the sale of all or substantially all of the assets of the Company to another person or entity, or (d) the sale of all of the stock of the Company to an unrelated person or entity, this Stock Option shall terminate on the effective date of such transaction or event, unless provision is made in such transaction in the sole discretion of the parties thereto for the assumption of this Stock Option or the substitution for this Stock Option of a new stock option of the successor person or entity or a parent or subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise price as such parties shall agree to. In the event of any transaction which will result in such termination, the Company shall give to the Optionee written notice thereof at least thirty (30) days prior to the closing or anticipated consummation date, or the record date for such transaction, if earlier. Until the earlier to occur of such effective date or record date, the Optionee may exercise all or any portion of this Stock Option, but after such effective date or record date, as the case may be, the Optionee may not exercise this Stock Option unless it is assumed or substituted by the successor as provided above.

         7.       WITHHOLDING TAXES.

                  (a) The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state, and local taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. For purposes of this
Section 7 "Fair Market Value" on any given date means the last reported sale price at which Common Stock is traded on such date or, if no Common Stock is traded on such date, the next preceding date on which Common Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Common Stock is traded or admitted to trading. The Optionee acknowledges and agrees that the Company or any subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

                  8.       MISCELLANEOUS PROVISIONS.

                  (a) Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

                  (b) Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (d) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

                  (e) Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

                  (f) Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

                  (g) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

                  (h) Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.





                                       COMPDENT CORPORATION


                                       By:
                                             ----------------------------
                                       Title:
                                             ----------------------------

         The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated as of _____________                            OPTIONEE:



                                                     --------------------------


                                                     Optionee's Address:


                                                     --------------------------

                                                     --------------------------

                                                     Designated Beneficiary:


                                                     --------------------------



                                                     Beneficiary's Address:


                                                     --------------------------

                                                     --------------------------

                                   APPENDIX A

                          STOCK OPTION EXERCISE NOTICE



CompDent Corporation
Attention:  Chief Financial Officer

--------------------------

--------------------------

Dear Sirs:

              Pursuant to the terms of my stock option agreement dated ____________ (the "Agreement") under the CompDent Corporation 1996 Stock Option Plan I, [INSERT NAME] ___________________, hereby [CIRCLE ONE] partially/fully exercise such option by including herein payment in the amount of $_______ representing the purchase price for [FILL IN NUMBER OF OPTION SHARES] __________ option shares. I have chosen the following form(s) of payment:

         [ ]      1.  Cash
         [ ]      2.  [CERTIFIED OR BANK] Check payable to CompDent Corporation
         [ ]      3.  Other (as described in the Agreement (please describe) ______________.


                                                     Sincerely yours,





                                                     --------------------------
                                                     Please Print Name: